ACST-SUP

Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement

dated December 15, 2017

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statements of Additional Information for Class A, B, C, R, Y, R5, R6, and Investor Class shares of the Funds, as applicable, listed below:

Invesco American Franchise Fund	Invesco Growth and Income Fund
Invesco California Tax-Free Income Fund	Invesco Low Volatility Equity Yield Fund
Invesco Core Plus Bond Fund	Invesco Pennsylvania Tax Free Income Fund
Invesco Equally-Weighted S&P 500 Fund	Invesco S&P 500 Index Fund
Invesco Equity and Income Fund	Invesco Small Cap Discovery Fund
Invesco Global Real Estate Income Fund

At a meeting held on November 29 - December 1, 2017, the Funds’ Boards of Trustees approved the early conversion of the Funds’ Class B shares into Class A shares to occur on or about January 26, 2018. At the close of business on or about January 26, 2018, (the “Conversion Date”) all outstanding Class B shares of each Fund will be converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) will be payable in connection with this early conversion. The conversion of each Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser.

Effective as of the Conversion Date, all references to Class B shares in the Funds’ Prospectuses and Statements of Additional Information are deleted.

ACST-SUP